UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2004

REGIONS FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-6159	63-0589368

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

417 North 20th Street, Birmingham, Alabama		35203

(Address of principal executive offices)		(Zip code)

(205) 944-1300

(Registrant’s telephone number, including area code)

SIGNATURE
INDEX TO EXHIBITS
EX-99.1 VISUAL MATERIALS FROM 11/4/04 PRESENTATION

ITEM 7.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits. The exhibit listed in the exhibit index is furnished pursuant to Regulation FD as a part of this current report on Form 8-K and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934.

ITEM 9.01 REGULATION FD DISCLOSURE

     In accordance with general instruction B.2. of Form 8-K, the following information is furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934.

     Representatives of the Registrant are scheduled to make a presentation to investors in Boston, Massachusetts on Thursday, November 4, 2004, at approximately 1:00 p.m. Central Daylight Time discussing current prospects for the company.

     A copy of the visual presentation is being furnished as Exhibit 99.1 to this report, substantially in the form intended to be used. Exhibit 99.1 is incorporated by reference under this Item 9.01. Such visual presentation materials also will be available on Regions’ Web site at www.regions.com.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGIONS FINANCIAL CORPORATION (Registrant)
	By:	/s/ Ronald C. Jackson
Ronald C. Jackson
Date: November 4, 2004		Senior Vice President and Comptroller

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INDEX TO EXHIBITS

Sequential
Exhibit		Page No.
99.1	Visual materials for Registrant’s November 4, 2004, presentation to analysts in Boston, Massachusetts.

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